Exhibit 99.2
KCP&L GREATER MISSOURI OPERATIONS COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

The Unaudited Pro Forma Condensed Consolidated Statement of Income of KCP&L Greater Missouri Operations Company (GMO) for the period January 1, 2008 through July 14, 2008 has been prepared to reflect the sale of GMO’s electric utility assets in Colorado and its gas utilities assets in Colorado, Kansas, Nebraska and Iowa along with the associated liabilities to Black Hills (Asset Sale) as if it had occurred on January 1, 2008.  The pro forma adjustments are described in the accompanying notes.

As the effects of this transaction have been included in the audited consolidated balance sheet as of December 31, 2008 filed within Great Plains Energy’s Annual Report on Form 10-K as of and for the year ended December 31, 2008, which is incorporated by reference herein, a pro forma condensed consolidated balance sheet is not required or presented herein.

The Unaudited Pro Forma Condensed Consolidated Statement of Income should be read in conjunction with the unaudited consolidated financial statements as of June 30, 2008, including the notes thereto, included in this Current Report on Form 8-K as Exhibit 99.1.  The accompanying Unaudited Pro Forma Condensed Consolidated Statement of Income is provided for informational purposes only and is not necessarily indicative of the results of operations of GMO that would have been reported had the Asset Sale been completed at the dates indicated, nor is it indicative of GMO’s future consolidated results of operations.

The accompanying Unaudited Pro Forma Condensed Consolidated Statement of Income does not reflect the impact of all financing, liquidity, acquisition or other use of proceeds from the Asset Sale that may have occurred (or may occur) subsequent to July 14, 2008.

Exhibit 99.2
KCP&L GREATER MISSOURI OPERATIONS COMPANY
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Period January 1, 2008 through July 14, 2008

				GMO
	GMO	Pro Forma		Historical
	Historical	Adjustments	A	As Adjusted
Operating Revenues	(millions, except per share amounts)
Electric revenues	$456.2	$(111.2)		$345.0
Gas revenues	412.3	(412.3)		-
Other revenues	17.6	(19.1)		(1.5)
Total	886.1	(542.6)		343.5
Operating Expenses
Fuel	369.2	(306.7)		62.5
Purchased power	171.5	(71.3)		100.2
Operating expenses	179.4	(68.1)		111.3
Maintenance	37.5	(6.2)		31.3
Depreciation and amortization	61.0	(22.5)		38.5
General taxes	17.6	(6.3)		11.3
Other	5.7	(1.7)		4.0
Total	841.9	(482.8)		359.1
Operating income (loss)	44.2	(59.8)		(15.6)
Non-operating income (expense)	4.4	1.2		5.6
Interest charges	(70.0)	16.8		(53.2)
Loss from continuing operations before income taxes	(21.4)	(41.8)		(63.2)
Income tax benefit	(1.8)	15.0		13.2
Income (loss) from continuing operations	$(23.2)	$(26.8)		$(50.0)

The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income are
an integral part of these statements.

Exhibit 99.2
KCP&L GREATER MISSOURI OPERATIONS COMPANY
NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED STATEMENT OF INCOME
1.	Basis of Presentation

The Unaudited Pro Forma Condensed Consolidated Statement of Income has been prepared to reflect the Asset Sale.

2.	Synergies

The pro forma adjustments do not include any amounts related to expected synergies or restructuring activities.

3.	Reclassifications

Certain reclassifications have been made to GMO’s historical presentation in order to conform to Great Plains Energy’s historical presentation. These reclassifications had no impact on the historical loss from continuing operations reported by GMO.

4.	Pro Forma Adjustments

The pro forma adjustments included in the Unaudited Pro Forma Condensed Consolidated Statement of Income are as follows:

A—These Unaudited Pro Forma Condensed Consolidated Statement of Income adjustments represent the elimination of income from continuing operations directly associated with the Asset Sale. In addition, $20.2 million of costs related to certain centralized functions to be acquired by Black Hills have been included in the pro forma adjustments for the period January 1, 2008 through July 14, 2008. GMO’s corporate headquarters and centralized functions to be retained by Great Plains Energy were not included within the pro forma adjustments, including $21.3 million of net operating expenses that GMO allocated previously to the utility operations being acquired by Black Hills for the period January 1, 2008 through July 14, 2008.

Exhibit 99.2
GREAT PLAINS ENERGY INCORPORATED
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

The Unaudited Pro Forma Condensed Combined Statement of Income has been prepared to reflect the acquisition of GMO by Great Plains Energy. The acquisition was accomplished by merging a wholly-owned subsidiary of Great Plains Energy into GMO, with GMO being the surviving company. Immediately prior to Great Plains Energy’s acquisition of GMO, Black Hills acquired from GMO its electric utility assets in Colorado and its gas utilities assets in Colorado, Kansas, Nebraska and Iowa along with the associated liabilities (Asset Sale). Following the closing of the Asset Sale and acquisition, Great Plains Energy became the parent company of GMO, including its Missouri-based utilities consisting of Missouri Public Service and St. Joseph Light & Power divisions.

The Unaudited Pro Forma Condensed Combined Statement of Income combines the historical consolidated statements of income for Great Plains Energy and GMO, as adjusted for the Asset Sale, giving effect to the acquisition as if it had occurred on January 1, 2008. These Unaudited Combined Pro Forma Statement of Income should be read in conjunction with the:

•	accompanying notes to the Unaudited Pro Forma Condensed Combined Statement of Income;

•	separate Unaudited Pro Forma Condensed Consolidated Statement of Income (and the notes thereto) of GMO included in this Exhibit 99.2;

•
separate historical financial statements of Great Plains Energy as of and for the year ended December 31, 2008, included in the Great Plains Energy 2008 10-K filed February 27, 2009, which is incorporated by reference into this document; and

•
separate unaudited financial statements of GMO as of and for the six months ended June 30, 2008, included in this Current Report on Form 8-K as Exhibit 99.1, which is incorporated by reference into this document.

As the effects of this transaction have been included in the audited consolidated balance sheet as of December 31, 2008 filed within Great Plains Energy’s Annual Report on Form 10-K as of and for the year ended December 31, 2008, which is incorporated by reference herein, a pro forma condensed consolidated balance sheet is not required or presented herein.

The historical financial information of Great Plains Energy and GMO, as adjusted for the year ended December 31, 2008 reflected in the Unaudited Pro Forma Condensed Combined Statement of Income is unaudited.  The Unaudited Pro Forma Condensed Combined Statement of Income is provided for informational purposes only and is not necessarily indicative of what the combined companies’results of operations actually would have been had the acquisition been completed at the dates indicated. In addition, the unaudited pro forma condensed combined statement of income is not intended to project the future results of operations of the combined company.

The Unaudited Pro Forma Condensed Combined Statement of Income was prepared using the purchase method of accounting with Great Plains Energy as the acquirer. The Unaudited Pro Forma Condensed Combined Statement of Income also includes certain purchase accounting adjustments, including adjustments for events that are directly attributable to the acquisition; factually supportable; and with respect to the statements of income, expected to have a continuing impact on the combined company’s results. The pro forma adjustments are described in the accompanying notes.

The purchase method of accounting applied to the acquisition is based on current accounting literature. In December 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 141 (revised 2007), “Business Combinations” changing the rules governing the application of purchase accounting. The provisions of this statement are effective for Great Plains Energy prospectively for business combinations occurring on or after the beginning of January 1, 2009, except it requires the prospective application of the provisions related to income taxes to business combinations occurring in 2008.  As SFAS No. 141(R) is effective for the GMO acquisition as related to provisions for income taxes, any adjustments to GMO’s deferred tax assets and uncertain tax position balances that occur after the measurement period, which is limited to a maximum of one year from the acquisition date, will be recorded as a component of income tax expense as required by the standard.  Previously, under SFAS No. 141, adjustments to deferred tax assets and uncertain tax position balances that occurred after the measurement period were recorded as a component of goodwill.

Exhibit 99.2
GREAT PLAINS ENERGY INCORPORATED
Unaudited Pro Forma Condensed Combined Statement of Income
For the Year Ended December 31, 2008

	Great Plains	GMO				Great Plains
	Energy	Historical		Pro Forma		Energy Combined
	Historical	As Adjusted	A	Adjustments		Pro Forma
Operating Revenues	(millions, except per share amounts)
Electric revenues	$1,670.1	$345.0		$-		$2,015.1
Other revenues	-	(1.5)				(1.5)
Total	1,670.1	343.5		-		2,013.6
Operating Expenses
Fuel	311.4	62.5				373.9
Purchased power	208.9	100.2				309.1
Operating expenses	377.2	111.3		(13.0)	B	472.3
				(3.2)	C
Maintenance	122.5	31.3				153.8
Depreciation and amortization	235.0	38.5		(0.8)	D	272.7
General taxes	128.1	11.3				139.4
Other	12.0	4.0				16.0
Total	1,395.1	359.1		(17.0)		1,737.2
Operating income (loss)	275.0	(15.6)		17.0		276.4
Non-operating income (expense)	21.1	5.6				26.7
Interest charges	(111.3)	(53.2)		32.4	E	(132.1)
Income (loss) from continuing operations before
income taxes and loss from equity investments	184.8	(63.2)		49.4		171.0
Income tax (expense) benefit	(63.8)	13.2		12.8	F	(48.4)
				(10.6)	G
Minority interest in subsidiaries	(0.2)	-				(0.2)
Loss from equity investments, net of income taxes	(1.3)	-				(1.3)
Income (loss) from continuing operations	119.5	(50.0)		51.6		121.1
Preferred stock dividend requirements	1.6	-				1.6
Income (loss) from continuing operations
available for common shareholders	$117.9	$(50.0)		$51.6		$119.5

Average number of basic common shares outstanding	101.1					101.1
Average number of diluted common shares outstanding	101.2					101.2

Basic and diluted earnings from continuing operations
per common share	$1.16					$1.18

The accompanying Notes to Unaudited Pro Forma Condensed Combined Statement of Income are
an integral part of these statements.

Exhibit 99.2

GREAT PLAINS ENERGY INCORPORATED
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

1.	Basis of Presentation

The Unaudited Pro Forma Condensed Combined Statement of Income has been prepared to reflect the acquisition of GMO by Great Plains Energy.

2.	Synergies

Great Plains Energy expects to incur transaction and transition costs related to the acquisition and to realize cost savings and synergies commencing upon the consummation of the acquisition. These cost savings and synergies are not included in the pro forma financial information.

The Unaudited Pro Forma Condensed Combined Statement of Income is not necessarily indicative of what the combined company’s results of operations actually would have been had the Asset Sale and acquisition been completed at the dates indicated. GMO historical information has been adjusted for the Asset Sale. In relation to the Asset Sale, the pro forma adjustments include revenues and expenses directly associated with the assets sold. Therefore, costs related to centralized functions that have not been eliminated would more than likely be significant in relation to the significant amount of assets sold.

The Unaudited Pro Forma Condensed Combined Statement of Income does not reflect any nonrecurring charges expected to result from the acquisition. The majority of nonrecurring charges resulting from the acquisition are anticipated to be comprised of executive separation, employee termination costs and other exit costs related to the GMO business that will be recognized in the opening balance sheet in accordance with Emerging Issues Task Force (EITF) Issue No 95-3, “Recognition of Liabilities in Connection with a Purchase Business Combination.” Other acquisition-related charges may be incurred that do not meet the criteria in EITF Issue No 95-3, including employee termination and exit costs related to the acquired business and other integration-related costs.

3.	Reclassifications

Certain reclassifications have been made to GMO’s historical financial statement presentation in order to conform to Great Plains Energy’s historical financial statement presentation. These reclassifications had no impact on the historical income from continuing operations reported by GMO.

Based on Great Plains Energy’s review of GMO’s summary of significant accounting policies disclosed in GMO’s financial statements, the most significant difference in accounting policies noted relates to the accounting for planned major maintenance activities and classification of interest and penalties related to uncertain tax positions.

Great Plains Energy early adopted the provisions of FASB Staff Position (FSP) No. AUG AIR-1, “Accounting for Planned Major Maintenance Activities”, which prohibits the use of the accrue-in-advance method of accounting for planned major maintenance activities. GMO adopted the direct expense method, but, as permitted by regulatory authorities will continue to use the accrue-in-advance method of accounting for planned major maintenance activities.

With the adoption of FASB Interpretation (FIN) No. 48, “Accounting for Uncertainty in Income Taxes,” an interpretation of SFAS No. 109, “Accounting for Income Taxes” January 1, 2007, an accounting policy difference was noted with respect to the classification of interest and penalties related to uncertain tax positions. Upon adoption, Great Plains Energy elected to make an accounting policy change to recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in non-operating expenses. GMO recognizes interest and penalties as part of the tax provision. Amounts have been reclassified to conform to Great Plains Energy’s presentation in the Unaudited Pro Forma Condensed Combined Statement of Income.

4.	Pro Forma Adjustments

The pro forma combined provisions for income taxes do not reflect the amounts that would have resulted had Great Plains Energy and GMO as adjusted filed consolidated income tax returns during the periods presented.

The pro forma adjustments included in the Unaudited Pro Forma Condensed Combined Statement of Income are as follows:

A—The amounts presented for GMO represent the GMO historical amounts as adjusted as presented in the GMO Unaudited Pro Forma Condensed Consolidated Statement of Income.

Exhibit 99.2

B— This pro forma adjustment reclassifies the  incurred non-labor transition costs included in the income statements for the periods presented to defer as a regulatory asset and amortize over a five-year period beginning after determination in Missouri and Kansas regulator proceedings.

C— This pro forma adjustment represents adjustments to conform various GMO accounting policies to those of Great Plains Energy.

D— Represents the pro forma adjustment to eliminate the depreciation expense for the periods presented for the GMO corporate headquarters facility, reflected as held for sale upon close of the transaction.

E— Represents the pro forma adjustment to record the amortization for the periods presented of the adjustment recorded to reflect GMO’s long-term debt at fair value, which will be amortized as a reduction of interest expense over the remaining term of the debt.

F—Represents the pro forma adjustments to income tax expense related to Federal and State net operating loss carryforwards (NOLs). An adjustment was included to decrease income tax expense $12.8 million for the period presented, to reflect the combined company’s ability to utilize NOLs. The merger transaction will result in a change in ownership within the definitions of Section 382 of the Internal Revenue Code. The Section 382 limitation is expected to limit the combined company’s ability to utilize Federal and State NOLs.

G—Represents the pro forma adjustment to adjust the tax provision to reflect the effects of the pro forma adjustments. Income tax effects have been calculated using the Adjusted GMO statutory federal and blended state rate.